UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22133

ALPS VARIABLE INSURANCE TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg, Esq.
ALPS Variable Insurance Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 - June 30, 2009

Item 1.  Report to Stockholders.

www.lpefund.com

SHAREHOLDER LETTER (UNAUDITED)

Overview

Global equity indices rebounded during the second quarter of 2009 as investors anticipated an economic recovery on the horizon. Within the private equity asset class, we witnessed the development of, in our view, three significant trends taking place. The first is that institutions are staying the course with their target asset allocations to private equity. In certain instances, target allocations have been increased, with CalPERS (California Public Employees’ Retirement System) having increased its allocation to 14% from 9.4%. Second, we have seen LIBOR (London Inter Bank Offering Rate) drop by approximately 350 basis points, which will lower the cost of debt financing. Third, the level of merger and acquisition activity appears to be on the rise, although with limited financing.

We believe historically inexpensive valuations on assets have buyers emerging from their bunkers looking to deploy historically high levels of cash into new or “bolt on” acquisitions. However, we expect the impact of such cash balances to be diluted as new deals will require substantially more equity to complete and existing investments may require cash infusions to survive.

There are indications that credit markets are opening to quality deals at significantly reduced debt multiples. Deal flow is beginning to materialize in selected sectors, mostly focusing on those companies with more predictable future cash flows. We expect that such deals will be completed, though at lower multiples of EBITDA (or such other appropriate valuation metric) than similar deals completed in the recent past. We have also seen selected firms raise significant capital. For example, 3i Group PLC in London was able to complete a rights offering at attractive terms with almost 100% support from existing shareholders. This is a positive development for 3i Group PLC and the listed private equity space as a whole. The market remains challenging but, in our view, shows some signs of stability and limited positive news.

Portfolio Review

During the quarter the market rewarded its best performance to those companies with large price to book discounts and highly leveraged balance sheets (i.e. high beta plays). We specifically avoided many of those companies due to going concern issues. While we trail our benchmarks in YTD performance, we remain highly confident in our holdings and in our investment process. We continue to focus on the three factors that we believe determine success over the long-term: balance sheet integrity, access to capital, and strong management. Many names in the LPE universe have had significant bounces off their lows. In our view some of these companies earned the bounce. We believe that they were misunderstood and heavily oversold on limited volume. Other companies may well revisit their recent lows, depending on how well they deploy capital, make adjustments to management teams, apply growth initiatives and assign proper valuations during these distressed business conditions. This process will be telling over the next several quarters.

AVS Listed Private Equity Portfolio Semi-Annual Report | June 30, 2009

KKR Private Equity Investors LP was a meaningful top contributor to performance along with others names such as Conversus Capital LP, Graphite Enterprise Trust PLC and Ratos AB. These holdings share a common trait as all of them have very long term track records and capable management teams. Ratos AB has a long history of buying at reasonable prices and remaining patient through market cycles. KKR Private Equity Investors LP marked up its portfolio of underlying securities as the capital markets recovered and expressed confidence in a number of companies in which they are invested. Graphite Enterprise Trust PLC and Conversus Capital LP continue to apply a model that has served investors well in the past by being not only patient but opportunistic with new capital commitments. In the case of Conversus Capital LP, capital was committed to a new fund of New Enterprise Associates, a very high quality Private Equity firm with a series of successful funds.

Other names such as 3i Group PLC, Capital Southwest Corp., Intermediate Capital Group PLC and SVG Capital PLC were underperformers. None of these securities were sold as we continue to believe these names hold promise over the next few years. We see little difference between these holdings and those that outperformed during the period. In the case of 3i Group PLC, the security was hurt due to an announcement to raise capital via a below-market rights offering. Additionally, Intermediate Capital Group PLC has also announced publicly that it will be doing a below-market rights offering in the near future to shore up its balance sheet. In the case of Capital Southwest Corp. we believe that its portfolio companies are leveraged in anticipation of a domestic turnaround and may fare better in the latter part of 2009.

AVS LISTED PRIVATE EQUITY PORTFOLIO*

Stage of Investment	Geographic Diversification

Industry Diversification

Comparative Performance Review

For the quarter ending June 30, 2009, the AVS Listed Private Equity Portfolio returned 46.50% (net of fees), compared with its primary benchmark, the S&P Listed Private Equity Index(a) and its secondary benchmark the MSCI World Index,(b) which returned 54.77% and 20.75%, respectively.

Outlook

As 2009 progresses, we expect to see certain investment themes carry over from the second quarter, including continued de-leveraging, significant attention to existing portfolios and the search for new investment opportunities. We may see the rate of asset write-downs decrease. Additionally, there may even be some asset write-ups, but we would expect those to be few and far between.

On a global basis, private equity is one of the few asset classes that continues to grow due to global capital needs. Accordingly, we believe that private equity will play a meaningful role in an eventual global recovery and that patient capital will be rewarded.

We believe that in the short-run, the return threshold investors should expect has been lowered, but it is still attractive in relative terms. We see little to no impact coming from Washington in terms of legislation that will have material impact on private equity. For those who may want to read more about pending legislation and gain insight into private equity, please visit www.privateequitycouncil.org.* This is an industry-sponsored web site and is a great resource for private equity investors.

*                 Neither the ALPS Variable Insurance Trust, the Listed Private Equity Portfolio, ALPS Advisors, Inc. nor Red Rocks Capital LLC is responsible for, or endorses, any of the actual content of this particular website. Nothing from this website is incorporated by reference.

We continue to focus on companies with the following attributes:

• Solid balance sheets;

• Ability to take advantage of the market dislocation;

• Access to capital;

• Strong management teams that take control and add value; and

• Ability to sell existing investments at reasonable gains.

Closing comments

Understanding the fundamentals of the companies we evaluate or own has never been more important. Every company has a story to tell to attract investor attention but a limited number of resources (both capital and human) to deploy in this limited-visibility environment. Our goal for you, as the end investor, is to identify the pitfalls and the opportunities that exist in this severe global dislocation in which we find ourselves.

We feel that our recent conversations with company managements support our view that the recovery may take some time to materialize. Most management teams recognize that the current market dislocation requires diligence in developing management strategies, valuation considerations and growth expectations. The recurring themes that we heard were efforts to control costs, implement new sales strategies, enhance productivity through the use of IT resources and innovation, attract top talent and align compensation programs with performance (code for a shift from base compensation to performance-based incentive compensation). We expect that a variable cost model will become the new business standard with slower GDP growth for the foreseeable future.

Despite the difficult environment, we remain quite confident in our private equity companies and we firmly believe that long-term, patient capital will be rewarded.

Thank you for your continued confidence.

Mark Steven Sunderhuse, Co-Portfolio Manager

*                 Provided by Red Rocks Capital LLC. Reflects the percentages of the underlying investments of the listed private equity companies owned by the Portfolio as of 6/30/09.

(a)       S&P Listed Private Equity Index: The S&P Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index figures reflect the reinvestment of dividends, after any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b)       MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index figures reflect the reinvestment of dividends, after any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost.

An investment in the Portfolio involves risk, including loss of principal.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment). There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Definitions:

EBITDA - Earnings before Interest, Taxes, Depreciation, and Amortization.

Price-to-book - A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Beta - A measurement of a fund’s trailing 36-month returns in relation to the overall market.

Basis Point - One hundredth of a percentage point (0.01%).

CalPERS - An agency in the California executive branch that manages pension and health benefits for California public employees, retirees, and their families.

LIBOR (London Inter Bank Offering Rate) - is a short-term interest rate that banks charge on another and that is generally representative of the most competitive and current cash rates available.

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

For the Six Months Ended June 30, 2009

As a shareholder of AVS Listed Private Equity Portfolio, you will incur only one of two potential types of costs. You will not incur transaction costs, which include sales charges and redemption fees. However, you will incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2009 and held until June 30, 2009.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Portfolio costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction fees were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During
	Account	Account		Period(b)
	Value	Value	Expense	01/01/09-
	01/01/09	06/30/09	Ratio(a)	06/30/09
Class I
Actual	$1,000.00	$1,119.70	1.15%	$6.06
Hypothetical	$1,000.00	$1,019.08	1.15%	$5.77

Class II
Actual	$1,000.00	$1,117.30	1.40%	$7.35
Hypothetical	$1,000.00	$1,017.85	1.40%	$7.00

(a)       Annualized, based on the Portfolio’s net expenses from January 1, 2009 through June 30, 2009. See Financial Highlights for the Portfolio’s gross annualized expense ratios respective to Class I and Class II Shares.

(b)       Expenses are equal to the Portfolio’s annualized expense ratio, of 1.15% or 1.40% for Class I or Class II shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Note on Fees. If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”), you may also incur fees associated with the Contracts you purchase, which are not reflected in the table example above. Additional information about the cost of investing in the Portfloio is presented in the prospectus for your Contracts through which the Portfolio’s shares are offered to you.

STATEMENT OF INVESTMENTS (UNAUDITED)

June 30, 2009

		Market Value
	Shares	(Note 1)

COMMON STOCKS (97.97%)
COMMUNICATIONS (2.35%)
Internet (2.35%)
Internet Capital Group, Inc. (a)	10,040	$67,569

TOTAL COMMUNICATIONS		67,569

DIVERSIFIED (9.92%)
Diversified Operations (1.96%)
Wendel Investissement	1,745	56,304

Holding Companies-Diversified (7.96%)
Ackermans & van Haaren N.V.	500	33,065
HAL Trust	1,064	83,260
Leucadia National Corp. (a)	5,355	112,937
		229,262

TOTAL DIVERSIFIED		285,566

FINANCIAL (84.05%)
Closed-End Funds (18.55%)
3i Infrastructure PLC	69,500	104,908
AP Alternative Assets LP (a)	16,047	39,315
Candover Investments PLC	5,200	29,429
CVC, Ltd.	82,396	34,857
Electra Private Equity PLC (a)	5,131	79,350
Graphite Enterprise Trust PLC	15,100	69,311
HgCapital Trust PLC	8,769	113,395
Partners Group Global Opportunities, Ltd. (a)	11,550	34,512
Private Equity Investor PLC	15,100	28,941
		534,018

Diversified Financial Services (19.32%)
Brait SA	34,040	69,305
Conversus Capital LP	16,415	161,031
GP Investments, Ltd. (a)	26,300	104,421
Intermediate Capital Group PLC	6,900	54,915
KTB Securities Co., Ltd. (a)	11,800	39,690
Onex Corp.	7,357	126,501
		555,863

		Market Value
	Shares	(Note 1)

Investment Companies (29.58%)
Capital Southwest Corp.	663	$47,968
CapMan Oyj, B Shares (a)	22,600	31,705
China Merchants China Direct Investments, Ltd. (a)	47,646	86,684
DeA Capital SpA (a)	27,791	56,063
Eurazeo	1,988	82,551
KKR Private Equity Investors LP (a)	35,156	210,937
Macquarie International Infrastructure Fund, Ltd.	326,500	82,279
MVC Capital, Inc.	7,350	62,181
Prospect Capital Corp.	4,825	44,390
Ratos AB, B Shares	5,750	116,272
SVG Capital PLC (a)	16,948	30,183
		851,213

Venture Capital (16.60%)
3i Group PLC	26,200	104,312
Altamir Amboise (a)	10,200	36,059
Deutsche Beteiligungs AG	5,694	98,091
Dinamia	3,603	57,470
GIMV N.V.	2,713	135,416
IP Group PLC (a)	61,400	46,467
		477,815

TOTAL FINANCIAL		2,418,909

UTILITIES (1.65%)
Electric (1.65%)
Babcock & Brown Infrastructure Group (a)	856,000	47,594

TOTAL UTILITIES		47,594

TOTAL COMMON STOCKS
(Cost $2,890,021)		2,819,638

				Market Value
	7-Day Yield		Shares	(Note 1)

SHORT TERM INVESTMENTS (3.20%)
MONEY MARKET FUND (3.20%)
Dreyfus Treasury Prime Cash Management Fund	0.00	%(b)	92,081	$92,081

TOTAL MONEY MARKET FUND				92,081

TOTAL SHORT TERM INVESTMENTS (Cost $92,081)				92,081

TOTAL INVESTMENTS (101.17%) (Cost $2,982,102)				$2,911,719

Liabilities In Excess Of Other Assets (-1.17%)				(33,546)

NET ASSETS (100.00%)				$2,878,173

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Corp. - Corporation

Inc. - Incorporated

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamioze Vennootchap is the Dutch term for public limited liability corporation.

Oyj - Public Limited Company

PLC - Public Limited Company

SA - Generally designates corporations in various countries mostly employing civil law. This translates literally in all languages mentioned as anonymous company.

SpA - Societea Per Azioni is an Italian shared company.

(a)       Non-Income Producing Security.

(b)       Less than 0.005%.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are bases on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Portfolio has invested.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2009

ASSETS:
Investments, at value	$2,911,719
Cash	160
Foreign currency, at value (Cost $23,534)	23,642
Receivable for investment securities sold	177
Receivable from advisor	12,221
Receivable for portfolio shares sold	10,590
Interest and dividends receivable	10,112
Other assets	10,528
Total Assets	2,979,149

LIABILITIES:
Payable for investment securities purchased	70,252
Payable for portfolio shares redeemed	898
Payable for distribution and service fees	860
Payable for legal and auditor fees	20,249
Payable for administrative, custodian, printing and trustees’ fees	5,895
Accrued expenses and other liabilities	2,822
Total Liabilities	100,976
NET ASSETS	$2,878,173

NET ASSETS CONSIST OF:
Paid-in capital	$3,588,670
Undistributed net investment income	31,740
Accumulated net realized loss on investments and foreign currency transactions	(672,247)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(69,990)
NET ASSETS	$2,878,173

INVESTMENTS, AT COST	$2,982,102

PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$4.21
Net Assets	$21,044
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,000

Class II:
Net Asset Value, offering and redemption price per share	$4.19
Net Assets	$2,857,129
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	681,249

See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$8
Dividends	36,791
Foreign taxes withheld	(4,097)
Total Investment Income	32,702

EXPENSES:
Investment advisory fee	7,049
Administrative fee	663
Legal and audit fee	40,926
Offering costs	12,893
Trustees’ fees and expenses	15,928
SEC registration fees	33
Custodian fee	11,573
Insurance fee	6,172
Reports to shareholder and printing fees	10,015
Distribution and service fees - Class II	3,303
Transfer agent fee	39
Other	6,688
Total expenses before waiver	115,282
Less fees waived/reimbursed by investment advisor:
Class I	(1,162)
Class II	(102,531)
Total net expenses	11,589
NET INVESTMENT INCOME	21,113

Net realized loss on investments	(337,340)
Net realized loss on foreign currency transactions	(84,543)
Net change in unrealized appreciation on investments	568,066
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	211,067
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	357,250
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,363

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2009	Period Ended
	(UNAUDITED)	December 31, 2008(a)
OPERATIONS:
Net investment income	$21,113	$13,783
Net realized loss on investments	(337,340)	(235,639)
Net realized loss on foreign currency transactions	(84,543)	(19,074)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	779,133	(849,123)
Net increase/(decrease) in net assets resulting from operations	378,363	(1,090,053)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	—	50,000
Net increase from share transactions	—	50,000

Class II
Proceeds from sale of shares	1,583,427	2,889,296
Cost of shares redeemed	(405,445)	(527,415)
Net increase from share transactions	1,177,982	2,361,881
Net increase in net assets	$1,556,345	$1,321,828

NET ASSETS:
Beginning of period	1,321,828	—
End of period (including undistributed net investment income of $31,740 and $10,627, respectively)	$2,878,173	$1,321,828

OTHER INFORMATION:
Class I
Sold	—	5,000
Redeemed	—	—
Net increase in shares outstanding	—	5,000

Class II
Sold	452,559	421,474
Redeemed	(118,922)	(73,862)
Net increase in shares outstanding	333,637	347,612

(a) The Portfolio commenced operations on April 30, 2008.

See Notes to Financial Statements.

Financial Highlights

For a share outstanding throughout the periods presented.

	Class I
	Six Months Ended
	June 30, 2009		Period Ended
	(UNAUDITED)		December 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.76		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.04		0.17
Net realized and unrealized gain/(loss) on investments	0.41		(6.41)
Total from investment operations	0.45		(6.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.45		(6.24)
NET ASSET VALUE, END OF PERIOD	$4.21		$3.76
TOTAL RETURN	11.97	%(b)	(62.40	)%(b)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$21		$19

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.48	%(c)	3.46	%(c)
Operating expenses including reimbursement/waiver	1.15	%(c)	1.15	%(c)
Operating expenses excluding reimbursement/waiver	14.69	%(c)	48.43	%(c)
PORTFOLIO TURNOVER RATE	30	%(d)	27	%(d)

(a)       The Portfolio commenced operations on April 30, 2008.

(b)       Total returns for periods less than one year are not annualized.

(c)        Annualized.

(d)       A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2009 were $1,731,799 and $507,113, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share outstanding throughout the periods presented.

	Class II
	Six Months Ended
	June 30, 2009		Period Ended
	(UNAUDITED)		December 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.75		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.03		0.04
Net realized and unrealized gain/(loss) on investments	0.41		(6.29)
Total from investment operations	0.44		(6.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.44		(6.25)
NET ASSET VALUE, END OF PERIOD	$4.19		$3.75
TOTAL RETURN	11.73	%(b)	(62.50	)%(b)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,857		$1,303

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.55	%(c)	2.39	%(c)
Operating expenses including reimbursement/waiver	1.40	%(c)	1.40	%(c)
Operating expenses excluding reimbursement/waiver	13.89	%(c)	25.97	%(c)
PORTFOLIO TURNOVER RATE	30	%(d)	27	%(d)

(a)       The Portfolio commenced operations on April 30, 2008.

(b)       Total returns for periods less than one year are not annualized.

(c)        Annualized.

(d)       A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2009 were $1,731,799 and $507,113, respectively.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ALPS Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated September 17, 2007. The Trust consists of one series, the AVS Listed Private Equity Portfolio (the “Portfolio”). The Portfolio offers Class I and Class II shares (collectively, the “Classes” and individually, each a “Class”).

The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Management has evaluated subsequent event material through August 21, 2009, the issuance of the financial statements.

The following summarizes the significant accounting policies for the Trust.

Investment Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and asked price. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Investments in other funds are calculated at their respective net asset values determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign Securities: Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate the capital of the Portfolio, less complete financial information about companies and possible future adverse political and economic developments. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Fair Valuation: If the price of a security is unavailable in accordance with the Portfolio’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Portfolio reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Portfolio could actually receive on a sale of the security.

The Portfolio adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on December 31, 2007. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Portfolio investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

•	Level 1 – Quoted prices in active markets for identical investments

•	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009.

	Investments	Other Financial
Financial Valuation Inputs	in Securities	Instruments(a)
Level 1-Quoted Prices
Common Stocks	$2,819,638	—
Short Term Investments	92,081	—
Level 2-Other Significant Observable Inputs	—	—
Level 3-Significant Unobservable Inputs	—	—
Total	$2,911,719	—

(a)  Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the six months ended June 30, 2009, the Portfolio did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Expenses: Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”). Expenses that cannot be directly attributed to a class are apportioned among the Classes based on average net assets.

Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment Advisor, underwriter, or any other provider of services to the Portfolio with respect to each Class of a Portfolio on a Class by Class basis.

Income Taxes: For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

financial statements to comply with the provisions of FIN 48. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado. For the initial period ended December 31, 2008, the Portfolio’s returns are open to examination by the appropriate taxing authority.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act.

Distributions to Shareholders: The Portfolio currently intends to declare and pay dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested, at net asset value, in additional shares of the Portfolio unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Any net capital gain earned by the Portfolio is distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Portfolio on the ex-dividend date.

Other: Investment security transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Offering costs consist of legal fees related to preparing the initial registration statement and were amortized over a 12 month period beginning with the commencement of the operations of the Portfolio (April 30, 2008).

Recent Accounting Pronouncements: In March 2008, FASB issued FASB Statement No. 161 (“SFAS No. 161”), “Disclosures about Derivative Instruments and Hedging Activities”, which is intended to improve financial reporting of derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Portfolio evaluated the adoption of SFAS No. 161 and has determined there is no impact to the financial statements.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Portfolio evaluated the adoption of FSP 157-4 and has determined there is no impact to the financial statements.

2. FEDERAL TAXES:

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$28,865
Accumulated Capital Gains/(Losses)	(179,053)
Unrealized Appreciation/Depreciation	(937,391)
Other Cumulative Effect of Timing Differences	(1,281)
Total	$(1,088,860)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under generally accepted accounting principles. Accordingly, for the period ended December 31, 2008, certain differences were reclassified. These differences were primarily due to the differing tax treatment of wash sales and certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

(Over)/Undistributed Net Investment Income	$(3,156)
Accumulated Capital Gains/(Losses)	4,349
Paid in Capital	$(1,193)

At December 31, 2008, the fund had available for tax purposes unused capital loss carryover of $36,058, expiring December 31, 2016.

The Portfolio intends to defer to its fiscal year ending December 31, 2009 approximately $142,995 of losses recognized during the period from November 1, 2008 to December 31, 2008.

Net unrealized appreciation/depreciation of investments based on federal tax cost as of June 30, 2009 were as follows:

Gross appreciation (excess of value over tax cost)	$0
Gross depreciation (excess of tax cost over value)	(472,563)
Net unrealized depreciation	$(472,563)
Cost of investments for income tax purposes	$3,384,282

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Advisor” or “AAI”), subject to the authority of the Trustees, is responsible for the overall management and administration of the Portfolio’s business affairs. The Advisor is registered with the Securities and Exchange Commission as an investment Advisor. The Advisor has delegated daily management of Portfolio assets to Red Rocks Capital, LLC (the “Sub-Advisor” or “RRC”), who is paid by the Advisor and not the Portfolio. The Sub-Advisor is engaged to manage the investments of the Portfolio in accordance with its investment objective, policies and limitations and any investment guidelines established by the Advisor and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Portfolio pays the Advisor an annual management fee of 0.85% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Advisor pays the Sub-Advisor an annual sub-advisory management fee of 0.57% based on the Portfolio’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Advisor is required to pay all fees due to the Sub-Advisor out of the management fee the Advisor receives from the Portfolio.

The Advisor and Sub-Advisor have given a contractual agreement to the Portfolio to limit the amount of the Portfolio’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the Portfolio’s average daily net assets. This agreement is in effect through May 1, 2010 and is reevaluated on an annual basis. The Portfolio’s organizational expenses have been borne by the Advisor. In addition, the Advisor has agreed that any waivers or reimbursements incurred by the Advisor through May 1, 2009 will be allocated solely to the Advisor.

4. OTHER AGREEMENTS

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Portfolio, and ADI has agreed to use its best efforts to solicit orders for the sale of Portfolio shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolio (each, a “Distribution Plan” and collectively, the “Distribution Plans”). The Class I shares have adopted a Defensive Distribution Plan that recognizes that AAI may use its management fees,

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. The Class II Distribution Plan permits the use of the Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts.

The annual 12b-1 fee rates for the Portfolio by share Class are outlined below. These are shown as a percentage of average annual net assets.

Class I	0.00%
Class II	0.25%

Fund Accounting and Administration Agreement: ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), serves as administrator to the Portfolio and has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administrative Agreement, ALPS will provide operational services to the Portfolio including, but not limited to fund accounting, fund administration, and generally assist in the Portfolio’s operations. The Annual Administrative Fee will be billed monthly, in the amount of (i) 8 basis points of Trust’s average net assets between $0 - $500 million; and (ii) 6 basis points of Trust’s average net assets between $500 million - $1 billion; and (iii) 4 basis points of Trust’s average net assets over $1 billion.

Transfer Agency and Service Agreement: ALPS serves as Transfer Agent to the Portfolio pursuant to a Transfer Agency and Services Agreement with the Advisor. As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Portfolio; (b) make dividend and other distributions to shareholders of the Portfolio; (c) effect transfers of shares; (d) mail communications to shareholders of the Portfolio, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.

5. TRUSTEES AND OFFICERS

The overall responsibility for oversight of the Portfolio rests with the Board of Trustees of the Trust. As of June 30 2009, there were four Trustees, three of whom are “Independent Trustees” of the Portfolio within the meaning of that term under the 1940 Act. Each Independent Trustee receives an annual retainer of $6,000, per meeting fee of $1,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Interested Trustee receives no compensation from the Portfolio.

ADDITIONAL INFORMATION (UNAUDITED)

1. PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolio’s Forms N-Q are available without a charge, upon request, by contacting your insurance company or plan sponsor, calling (866) 514-3949 or accessing the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

2. PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Portfolio for the 12-month period ended June 30, 2009, are available without charge, upon request, by contacting your insurance company or plan sponsor, calling (866) 514-3949 or accessing the Commission website at http://www.sec.gov.

TRUSTEES & OFFICERS (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years along with the number of portfolios in the Portfolio complex overseen by and the other directorships held by each Trustee. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, calling (866) 514-3949, or accessing the Portfolio website at http://www.lpefund.com.

INDEPENDENT TRUSTEES

Number of
Funds in
				Fund	Other
Name,	Position(s)	Term of Office	Principal	Complex	Directorships
Address*	Held with	and Length of	Occupation(s) During	Overseen by	Held by
& Age	Funds	Time Served	Past 5 Years**	Trustee***	Trustee
Mary K. Anstine, age 68	Trustee	Ms. Anstine was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees and elected by the initial shareholder on April 9, 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	10

Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (3 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

				Number of
				Funds in
				Fund	Other
Name,	Position(s)	Term of Office	Principal	Complex	Directorships
Address*	Held with	and Length of	Occupation(s) During	Overseen by	Held by
& Age	Funds	Time Served	Past 5 Years**	Trustee***	Trustee

Jeremy W. Deems, age 32	Trustee	Mr. Deems was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees and elected by the initial shareholder on April 9, 2008.	Mr. Deems is the Co- President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	5	Mr. Deems is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Trust (3 funds); and Reaves Utility Income Fund (1 fund).

Clyde Douglas Kelso, III, age 62	Trustee	Mr. Kelso was appointed as a Trustee at the June 9, 2008 meeting of the Board of Trustees.	Mr. Kelso is Executive Vice President of Evolve Bank and Trust. Prior to joining Evolve Bank and Trust, Mr. Kelso worked as a consultant to banking and trust companies from January 2007 to October 2007. Prior to this, Mr. Kelso served as President of FMT Capital Management, Inc., registered investment advisory firm, from 2003 to 2006.	1	None

INTERESTED TRUSTEES

Number of
Funds in
				Fund	Other
Name,	Position(s)	Term of Office	Principal	Complex	Directorships
Address*	Held with	and Length of	Occupation(s) During	Overseen by	Held by
& Age	Funds	Time Served	Past 5 Years**	Trustee***	Trustee

Jeremy O. May, age 38	President and Trustee	Mr. May was appointed as President and Trustee at the April 1, 2008 meeting of the Board of Trustees and elected as Trustee by the initial shareholder on April 9, 2008.

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

				1	None

OFFICERS

Name, Address*	Position(s)	Term of Office and	Principal Occupation(s)
& Age	Held with Funds	Length of Time Served	During Past 5 Years**
Michael Akins, age 32	Chief Compliance Officer (“CCO”)	Michael Akins was appointed CCO at the April 1, 2008 meeting of the Board of Trustees.

Mr. Akins Is Deputy Compliance Officer of ALPS. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation, a multi-bank holding company. Before joining UMB, Mr. Akins was an Account Manager for State Street Corporation, a financial services provider. Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Reaves Utility Income Fund.

Name, Address*	Position(s)	Term of Office and	Principal Occupation(s)
& Age	Held with Funds	Length of Time Served	During Past 5 Years**

Kimberly R. Storms, age 37	Treasurer	Ms. Storms was elected as Treasurer at the April 1, 2008 meeting of the Board of Trustees.

Ms. Storms is Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust; Assistant Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

Jennifer A. Craig, age 36	Secretary	Ms. Craig was elected as Secretary at the December 8, 2008 meeting of the Board of Trustees.

Ms. Craig joined ALPS as Paralegal in January 2007. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Advisor Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*                 All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**          Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***   The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or Red Rocks Capital, LLC provide investment advisory services.

RED ROCKS
LISTED PRIVATE EQUITY PORTFOLIO
An ALPS Advisors, Inc. Solution

This report must be preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the AVS Listed Private Equity Portfolio.

AVS000161 2/28/10

Item 2.            Code of Ethics.

Not Applicable to this Report.

Item 3.            Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4.            Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5.            Audit Committee of Listed Registrants.

Not applicable.

Item 6.            Investments.

(a)  Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

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Item 9.                                     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.          Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INSURANCE TRUST

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Executive Officer)
President

Date:	September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Executive Officer)
President

Date:	September 4, 2009

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	September 4, 2009

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